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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy L Russell and David A. Feste as his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Datakey, Inc. Annual Report on Form 10-KSB for the year ended December 31, 2003 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-KSB in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendment to the Form 10-KSB, and to file the same, with all exhibits thereto, including this power of attorney, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                                                   Date
---------                                                                   ----
/s/Timothy L. Russell                                                   March 15, 2004
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President and Chief Executive Officer
(Principal Executive Officer) and Director

/s/David A. Feste                                                       March 15, 2004
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David F. Feste
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

/s/Thomas R. King                                                       March 15, 2004
--------------------------------------------------------------
Thomas R. King
Director and Secretary

/s/Terrence W. Glarner                                                  March 15, 2004
--------------------------------------------------------------
Terrence W. Glarner
Director

/s/Eugene W. Courtney                                                   March 15, 2004
--------------------------------------------------------------
Eugene W. Courtney
Director and Chairman